UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2021

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38875 (Commission File Number)	83-0806637 (IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL (Address of principal executive offices)	33487 (Zip Code)
Registrant’s telephone number, including area code: (877) 292-7660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2021, Greenlane Holdings, Inc. (“Greenlane”) announced that subject to, and effective upon, the completion of Greenlane’s previously announced merger (the “Merger”) with KushCo Holdings, Inc. (“KushCo”), Rodrigo De Oliviera, the current Chief Operating Officer of KushCo, will serve as the Chief Operating Officer of Greenlane. On June 16, 2021, Greenlane entered into an offer letter (the “Offer Letter”) with Mr. De Oliviera, which will become effective upon completion of the Merger. The Offer Letter provides for a retention bonus in the amount of $300,000 that will be paid to Mr. De Oliviera over a period of 18-months following the completion of the Merger. The Offer Letter stipulates that the other terms of Mr. De Oliviera’s compensation will be determined by the board of directors of Greenlane following the completion of the Merger.

Mr. De Oliveira has served as the Chief Operating Officer of KushCo since June 2019. Mr. De Oliveira joined KushCo in April 2018 as Vice President of Operations and served as interim Chief Operating Officer from February of 2019 until June 2019. Prior to joining KushCo, Mr. De Oliveira was Senior Director of Supply Chain Processes and Custom Development for Nike Accessories from August 2017 to April 2018. Prior to his role at Nike Accessories, Mr. De Oliveira was the Global Supply Chain Business Lead at Brightstar from September 2013 to July 2017, a subsidiary of SoftBank Group Corp. Before Brightstar, Mr. De Oliveira served as Director of Supply Chain-Operations at General Electric from December 2009 to September 2013. Mr. De Oliveira also spent over seven years with Oakley and EssilorLuxottica Group, where he served most recently as Global Reverse Logistics leader, managing the company’s global reverse logistics and repackaging departments. Mr. De Oliveira earned his Bachelor’s degree in Business Administration at Universidade Mackenzie in Brazil and an MIT Executive Certificate is in progress.

On June 15, 2021, William Bine notified Greenlane of his departure from Greenlane, effective July 2, 2021. Mr. Bine has been serving as Greenlane’s Chief Operating Officer since August 2020. Greenlane has not entered into any form of separation or severance agreement with Mr. Bine.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Greenlane has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane, which joint proxy statement will be mailed or otherwise disseminated to Greenlane’s and KushCo’s respective stockholders when final and after the registration statement is declared effective by the SEC. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

When final, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other relevant documents filed by Greenlane and KushCo with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.gnln.com and www.kushco.com.

Participants in Solicitation

This Current Report on Form 8-K relates to a proposed transaction between Greenlane and KushCo. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction. Greenlane, KushCo and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.

Information about the directors and executive officers of Greenlane is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which Greenlane and KushCo operate and beliefs of, and assumptions made by, Greenlane management and KushCo management and involve uncertainties that could significantly affect the financial results of Greenlane, KushCo or the combined company following the proposed transaction between Greenlane and KushCo (the “Combined Company”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Greenlane and KushCo, including future financial and operating results, and the Combined Company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Greenlane and KushCo expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Greenlane and KushCo believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Greenlane and KushCo can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks associated with the companies’ ability to consummate the proposed transaction, including the risk that one of the necessary proposals is not approved by the required vote, the timing and closing of the proposed transaction and unexpected costs or unexpected liabilities that may arise from the proposed transaction, whether or not consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on Greenlane’s or KushCo’s business relationships with, third-party suppliers and service suppliers and businesses generally; each of Greenlane’s and KushCo’s success, or the success of the Combined Company, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments; changes in national, regional and local economic climates; public health crises, including the COVID-19 pandemic; changes in financial markets and interest rates, or to the business or financial condition of Greenlane, KushCo or the Combined Company or their respective businesses; the nature and extent of future competition; each of Greenlane’s and KushCo’s ability, or the ability of the Combined Company, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; availability to Greenlane, KushCo and the Combined Company of financing and capital; the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against Greenlane, KushCo or others relating to the merger agreement, that may affect Greenlane, KushCo or the Combined Company; risks associated with acquisitions, including the integration of Greenlane’s and KushCo’s businesses; and those additional risk factors of Greenlane, KushCo and the Combined Company discussed in the Form S-4. Should one or more of the risks or uncertainties described above or in the Form

S-4, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this communication. All forward-looking statements, express or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Greenlane, KushCo or persons acting on their behalf may issue. Neither Greenlane nor KushCo undertakes any duty to update any forward-looking statements appearing in this communication.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: June 17, 2021	By:	/s/ William Mote
William Mote
Chief Financial Officer